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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 18, 1997

                              HUGHES SUPPLY, INC.
               (Exact Name of Registrant as Specified in Charter)

            FLORIDA                        001-08772                      59-0559446
 (State or Other Jurisdiction      (Commission File Number)      (IRS Employer Identification
       of Incorporation)                                                     No.)
20 North Orange Avenue,           32801
      Suite 200,               (Zip Code)
   Orlando, Florida
 (Address of Principal
   Executive Offices)

       Registrant's telephone number, including area code (404) 841-4755

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     Hughes Supply, Inc., a Florida corporation (the "Registrant"), has restated its financial statements for the years ended January 26, 1996, January 27, 1995 and January 28, 1994 and for the nine months ended October 31, 1996 and October 31, 1995 (the "Supplemental Consolidated Financial Statements"). The Supplemental Consolidated Financial Statements give effect to the business combinations between the Registrant and Panhandle Pipe & Supply Co., a West Virginia corporation, Sunbelt Supply Co., a Texas corporation, and Metals, Incorporated, Stainless Tubular Products, Inc. and Metals, Inc.-Gulf Coast Division, each an Oklahoma corporation, accounted for as poolings of interests. Accordingly, these Supplemental Consolidated Financial Statements supersede the Consolidated Financial Statements filed as a part of the Registrant's Registration Statement on Form S-3, dated November 6, 1996 ( File No. 333-15675). A copy of the Supplemental Consolidated Financial Statements are attached as Exhibit 99.1 to this Report, and Management's Discussion and Analysis of Financial Condition and Results of Operations is attached as Exhibit
99.2 to this report. Each Exhibit is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

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
99.1 Supplemental Consolidated Financial Statements for the years ended January 26, 1996, January 27, 1995 and January 28, 1994 and for the nine months ended October 31, 1996 and October 31, 1995.
99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3   Consent of Price Waterhouse LLP
99.4   Consent of Coopers & Lybrand L.L.P.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HUGHES SUPPLY, INC.

Date: February 18, 1997

                                          By:      /s/  J. STEPHEN ZEPF
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                                                     J. Stephen Zepf
                                          Treasurer and Chief Financial Officer

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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER                            DESCRIPTION
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
99.1 Supplemental Consolidated Financial Statements for the years ended January 26, 1996, January 27, 1995 and January 28, 1994 and for the nine months ended October 31, 1996 and October 31, 1995.
99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3      Consent of Price Waterhouse LLP
99.4      Consent of Coopers & Lybrand L.L.P.
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